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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 6, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                        0-15291               36-3312434
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                     File No.)         Identification No.)
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                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS
INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.01 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

         On December 6, 2004, the Company received a letter from The Nasdaq Stock Market advising it that it does not comply with the minimum $10,000,000 stockholders' equity requirement for continued listing on the Nasdaq National Market as set forth in Marketplace Rule 4450(a)(3). Nasdaq made this determination because the Company reported stockholders' equity of $9,969,538 in its Form 10-Q for the quarter ended September 30, 2004. Because the Company fails to satisfy Marketplace Rule 4450(a)(3), the Nasdaq Staff is reviewing the Company's eligibility for continued National Market listing and has requested that the Company provide, on or before December 21, 2004, the Company's plan to achieve and sustain compliance with Nasdaq listing standards. The Company intends to present such plan to the Nasdaq Staff.

         If, after conclusion of the review process, the Nasdaq Staff determines that the Company has not provided a sufficient plan to achieve compliance in the short-term and to sustain compliance in the long-term, the Nasdaq Staff will provide notice to the Company and may commence proceedings to delist the Company's common stock. At such time, the Company may determine to appeal the Nasdaq Staff's determination and, if unsuccessful in such appeal, apply to list the Company's common stock on The Nasdaq SmallCap Market, if at such time, the Company satisfies the requirements for listing on this market. Presently, the Company believes it satisfies the requirements for listing on this market. There can be no assurance that the Nasdaq Staff will accept the Company's plan to achieve compliance with the Marketplace Rules, or that the Company will satisfy the requirements for continued listing on the Nasdaq National Market. Additionally, if the Company determines to apply for listing of its common stock on The Nasdaq SmallCap Market, there can be no assurance that it will satisfy the listing standards for such market.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 10, 2004


                                          Arlington Hospitality, Inc.
                                          (Registrant)

                                          By:  /s/ Jerry H. Herman
                                                   Jerry H. Herman
                                                   Chief Executive Officer

                                          By:  /s/ James B. Dale
                                                   James B. Dale
                                                   Senior Vice President and
                                                   Chief Financial Officer